UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8 -K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): APRIL 27, 2004

COMMISSION FILE NUMBER 1-584

FERRO CORPORATION
(Exact name of registrant as specified in its charter)

AN OHIO CORPORATION, IRS NO. 34-0217820

1000 LAKESIDE AVENUE CLEVELAND, OH 44114
(Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER INCLUDING AREA CODE:
216/641-8580

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Ferro Corporation issued a press release announcing our financial results for the quarter ended March 31, 2004 and a conference call on April 27, 2004 at 11 a.m. eastern time. A copy of this release is attached hereto as Exhibit 99.1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Hector R. Ortino

Signature
Hector R. Ortino

Chairman and Chief Executive Officer
Title

/s/ Thomas M. Gannon

Signature
Thomas M. Gannon

Vice President and Chief Financial Officer Title

April 27, 2004
Date

Exhibit Index

Exhibit No	Description
99.1	Press Release of Ferro Corporation dated April 27, 2004.

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